Exhibit 99.2

Acquisition of Progress Financial Corporation Expanding Further Into Attractive Southeastern Markets May 4, 2022

Important Information for Stockholders and Investors 2 This presentation relates to a proposed merger of United Community Banks, Inc . (“United”) and Progress Financial Corporation (“Progress”) . In connection with the proposed merger, United is required to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S - 4 that will include a proxy statement of Progress to be sent to Progress’s stockholders seeking their approval of the merger . The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the merger . A definitive proxy statement/prospectus will also be provided to Progress’s stockholders as required by applicable law . INVESTORS AND STOCKHOLDERS OF PROGRESS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT, WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, PROGRESS AND THE PROPOSED TRANSACTION . The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www . sec . gov) . You will also be able to obtain these documents free of charge, from United at the “Investor Relations” section of United’s website at www . ucbi . com or from Progress at the “Investor Relations” section of Progress’s website at www . myprogressbank . com . Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc . , P . O . Box 398 , Blairsville, GA 30514 , Attn : Jefferson Harralson, Telephone : (864) 240 - 2608 , or Progress Financial Corporation, 201 Williams Avenue, Huntsville, AL 35801 , Attn : Dabsey Maxwell, Telephone : (256) 319 - 3641 . This communication does not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . This communication is also not a solicitation of any vote or approval with respect to the proposed transaction or otherwise . PARTICIPANTS IN THE TRANSACTION Under the rules of the SEC, United and Progress, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Progress’s stockholders in favor of the approval of the proposed merger . Information about the directors and executive officers of United and their ownership of United capital stock can be found in United’s definitive proxy statement in connection with its 2022 annual meeting of shareholders, as filed with the SEC on April 6 , 2022 , and other documents subsequently filed by United with the SEC . Information about the directors and executive officers of Progress and their ownership of Progress capital stock, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available . Free copies of such document may be obtained as described above .

Cautionary Statement About Forward - Looking Statements 3 This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the merger, the expected returns and other benefits of the merger to stockholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed ; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to, (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or may take longer than anticipated to be realized, (2) disruption from the merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the failure to obtain the necessary approval by the stockholders of Progress, (5) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (6) the ability of United to obtain required governmental approvals of the merger, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (9) the risks relating to the integration of Progress’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the merger, and (14) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United’s and Progress’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, stockholders and investors should not place any undue reliance on any such forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United or Progress to predict their occurrence or how they will affect United or Progress . United and Progress qualify all forward - looking statements by these cautionary statements .

Strengthening Our Position as the Premier Southeastern Banking Franchise Operating in Attractive Growth Markets

Expansion into Key Alabama Markets and the Florida Panhandle	✓ $1.9 billion community bank operating in attractive markets – Top 10 market share in the fast-growing Huntsville MSA; Alabama's largest city – Track record of successful growth and hiring of high quality bankers ✓ Provides presence in key Alabama markets and additional scale to UCBI's Florida franchise – UCBI has been investing in Birmingham over the past several years and has SBA and Senior Care teams already in place – Increases our deposits in Florida by 10% to $1.6B ✓ Adds approximately $1.2B in assets under management to our Wealth Management platform – Pro forma assets under management of $5.8B ✓ Diversified customer base with nearly 75% of the loan portfolio commercially-focused
Financially Compelling	✓ EPS accretion in 2023 of $0.07, or 2.0% ✓ Internal Rate of Return of ~15% ✓ Provides enhancement to both the efficiency ratio and to ROTCE ✓ Manageable book dilution and earn back period consistent with UCBI's articulated M&A strategy
Strong Cultural Fit	✓ Adds bankers with market expertise and business model centered on delivering excellent customer service ✓ Consistent 5-Star "Superior" Rating (+35 consecutive quarters) by BauerFinancial, Inc. ✓ Commitment to credit quality and overall customer service
Consistent with Our M&A Strategy	✓ Transaction consistent with United's strategy of acquiring high-quality, franchise-enhancing companies in growth markets

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UNITED

Overview of Progress Financial Corporation

Financial Snapshot

	2019Y	2020Y	2021Y	2022 Q1
Assets	$1,209	$1,579	$1,780	$1,860
Gross Loans	$957	$1,164	$1,232	$1,285
Deposits	$1,012	$1,397	$1,584	$1,665
Loans / Deposits	*94.5%*	*83.3%*	*77.8%*	*77.2%*
TCE / TA	*10.7%*	*9.2%*	*9.2%*	*8.6%*
Net Income	$10.7	$16.7	$20.3	$3.8
ROAA	*0.9%*	*1.2%*	*1.2%*	*0.8%*
ROAE	*7.6%*	*10.8%*	*11.8%*	*2.1%*
Net Interest Margin	*3.3%*	*3.6%*	*3.4%*	*3.1%*
Efficiency Ratio	*50.2%*	*52.7%*	*59.1%*	*66.2%*
NPAs[1] / Assets[2]	*0.3%*	*0.3%*	*0.2%*	*0.2%*
NCOs / Avg. Loans[2]	*0.1%*	*0.0%*	*0.0%*	*0.0%*
LLR / Gross Loans	*0.9%*	*1.0%*	*1.1%*	*1.1%*

Loans



1-4 Family
17.3%
Multifamily
3.4%
OO CRE
20.4%
NOO CRE
16.4%
C&D
14.3%
C&I
19.0%
Consumer
7.2%
PPP
0.5%
Other
1.5%
4.43%
Yield

Deposits



Noninterest-
Bearing
25.5%
Retail
Time
2.2%
Jumbo
Time
12.6%
Interest-
Bearing
59.7%
0.33%
Cost



United Community Banks, Inc. (186)
Progress Financial Corporation (14)
Florence
Huntsville
Decatur
Birmingham
Tuscaloosa
Alabama
Mobile
Daphne
Destin
Florida
Panama City

History of Successful Expansion

Loans	Deposits	AUM	Net Income	NCOs / Loans
+18%	+20%	+13%	+30%	0.06%
5-Year Annualized Growth Rate	5-Year Annualized Growth Rate	5-Year Annualized Growth Rate	5-Year Annualized Growth Rate	5-Year Average

1) Nonperforming assets defined as nonaccrual loans and leases and real estate owned
2) Progress Financial bank-level figures shown
Note: Financial data as of March 31, 2022; Dollar values in millions
Source: S&P Global Market Intelligence, FDIC

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Transaction Highlights

Consideration	• 0.77 shares of United common stock to be issued for each share of Progress common stock • Implied aggregate transaction value of $271.5 million • Anticipated issuing of 8.6 million shares of UCBI stock to Progress common shareholders • Options to be rolled or cashed out at closing, subject to pro-ration
Implied Transaction Metrics and Pro Forma Ownership	• Price-to-Tangible Book Value Per Share: 165% • Price-to-LTM Earnings Per Share: 13.3x • Price-to-2023E Earnings Per Share after Cost Savings 7.7x • Progress Financial Pro Forma Ownership: 7.5%
Estimated Cost Savings	• 25% of estimated non-interest expense, or approximately $13.5 million in 2023 (100% realized in 2023)
Transaction Expenses	• $25.4 million of pre-tax, one-time expenses (9% of transaction value)

Key Purchase Accounting and CECL Adjustments	• Total gross marks on loans of $29.6 million, or 2.3% of gross loans, including:
	   • A negative interest rate mark of $5.7 million;
	   • A gross credit market related to non-PCD loans of $6.1 million; and,
	   • A gross credit mark related to PCD loans of $17.8 million
	• Non-PCD CECL Reserve of $6.1 million established Day-2 via provision expense (CECL "double-count")
	• Anticipated core deposit intangible established of $15 million

Projected Financial Impact	• EPS accretion in 2023 of $0.07, or 2.0% • Pro Forma Common Equity Tier 1 ("CET1") Capital Ratio of ~11.8% at close
Expected Closing	• Q4 2022

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Note: Aggregate transaction value based on UCBI's closing price of $30.55 as of May 3, 2022; Assumes 11,173,205 Progress shares outstanding, inclusive of restricted shares, and assumes 1,118,150 outstanding options with a $15.77 weighted average strike price; Transaction multiples and deal metrics based on March 31, 2022 financial data

UNITED

Expansion into Attractive Southeastern Markets



Huntsville, AL



- Home to Alabama's largest city, Huntsville, with population of over 215,000[1]
- NASA's Marshall Space Flight Center and the U.S. Army Aviation and Missile Command nearby at the Redstone Arsenal
- Received national recognition in 2021
  - No. 5 Place for Career Opportunities in the U.S. *(smartasset, 2021)*
  - 3rd Best Place to Live in U.S. *(U.S. News Rankings, 2021)*
- Cummings Research Park (CRP) is the Nation's 2nd largest research park with 3,843 acres and more than 300 companies

Birmingham, AL



- Financial services hub with the 12th largest banking center in the nation and 3rd largest in the Southeast
- Alabama's largest MSA with five interstates providing access to more than 80% of the U.S. population in a two-day drive
- One of the most affordable US cities for first-time homebuyers (*Lending Tree*, 2019) and Top 10 most affordable markets for renters (*Zillow*, 2019)
- Over 550 technology companies including home to Innovation Depot where 100+ startups are located throughout a 140,000-square-foot complex — the largest in the Southeast

Florida Panhandle



- Panama City area ranked fourth in Top Destinations for U.S. travelers in the Expedia 2022 Travel Trends Report
- Home to Destin, known as the "World's Luckiest Fishing Village" and boasts the nation's largest commercial fishing fleet
- Home to Eglin Air Force Base, the world's largest Air Force Base
- Seven of the world's Top 10 defense contractors have a presence in Okaloosa County with some, such as Boeing and Lockheed Martin, operating multiple facilities in the county

Notable Employers

NASA · amazon · U.S. ARMY · NORTHROP GRUMMAN · Meta · BOEING · LOCKHEED MARTIN · UAB THE UNIVERSITY OF ALABAMA AT BIRMINGHAM · BlueCross BlueShield of Alabama

1) U.S. Census Bureau; based on city population, not MSA

Note: Birmingham, AL MSA defined as Birmingham-Hoover, AL MSA

Source: S&P Global Market Intelligence, FDIC, City of Huntsville – Official Website, Birmingham – Official Website, Birmingham Business Alliance (BBA), Florida's Great Northwest, Panama City News Herald, 2022 Destin-Fort Walton Beach, Florida

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UNITED

Continued Expansion in Demographically Attractive Markets

High-Growth Major Southeast MSAs[1]

Rank	MSA	'22 – '27 Proj. Pop. Growth %	'22 Pop. (M)	'22 – '27 Proj. HHI. Growth %	'22 Total Deposits ($M)
1)	Nashville	6.10%	2.0	13.89%	89,155
2)	Orlando	5.64%	2.7	13.81%	73,009
3)	Atlanta	5.38%	6.2	11.85%	234,656
4)	Raleigh	5.14%	1.4	12.32%	38,965
5)	Jacksonville	4.82%	1.6	13.91%	97,575
6)	Tampa	4.79%	3.3	12.06%	116,504
7)	Charlotte	4.47%	2.7	12.74%	315,760
8)	Richmond	4.46%	1.3	10.22%	127,383
9)	Birmingham	4.25%	1.1	10.99%	54,793
10)	Washington DC	4.05%	6.4	8.89%	358,351

United MSA Presence   Progress MSA Presence

High-Growth Mid-Size Southeast MSAs[2]

Rank	MSA	'22 – '27 Proj. Pop. Growth %	'22 Pop. (M)	'22 – '27 Proj. HHI. Growth %	'22 Total Deposits ($M)
1)	Daphne, AL	7.80%	0.2	8.43%	6,472
2)	Huntsville, AL	7.14%	0.5	12.58%	11,473
3)	Myrtle Beach, SC	6.42%	0.5	12.41%	12,128
4)	Cape Coral, FL	6.08%	0.8	12.09%	20,858
5)	Winter Haven, FL	5.80%	0.8	9.68%	10,057
6)	Naples, FL	5.71%	0.4	13.34%	23,081
7)	Gainesville, GA	5.65%	0.2	17.85%	5,801
8)	Sarasota, FL	5.56%	0.9	15.84%	28,517
9)	Destin, FL	5.34%	0.3	12.21%	7,826
10)	Clarksville, TN-KY	5.26%	0.3	9.60%	5,304
11)	Fayetteville, AR	5.18%	0.6	8.73%	15,690
12)	Charleston, SC	5.09%	0.8	15.11%	20,394
13)	Hilton Head, SC	5.08%	0.2	13.36%	6,181
14)	Port St. Lucie, FL	4.98%	0.5	14.54%	12,332
15)	Tuscaloosa, AL	4.85%	0.3	10.56%	5,299
16)	Athens, GA	4.76%	0.2	11.34%	6,049
17)	Knoxville, TN	4.70%	0.9	10.92%	23,854
18)	Daytona Beach, FL	4.67%	0.7	13.62%	14,104
19)	Savannah, GA	4.57%	0.4	8.56%	9,247
20)	Spartanburg, SC	4.47%	0.3	12.48%	6,019

United
Progress

Deposits per Branch ($M)



$105
$121

Projected Population Growth[3]



4.9%
5.6%
National Avg: 3.2%

Projected Household Income Growth[3]



11.9%
11.6%
National Avg: 12.1%

1) Includes MSAs with a population greater than 1,000,000
2) Includes MSAs with a population between 200,000 and 1,000,000
3) Projected Deposit and Demographic data for 2022 – 2027

Note: Deposit and Demographic data as of June 30, 2021

Source: S&P Global Market Intelligence, FDIC, Southeastern defined by S&P Global Market Intelligence includes AL, AR, FL, GA, MS, NC, SC, TN, VA and WV

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Continued expansion into attractive, Southeastern markets benefitting from long term demographic trends and business formation Progress’ track record of double - digit growth, primarily through team lift - outs and organic loan originations Senior leadership and market lenders expected to remain at combined company to continue growth trends x Complementary to United’s wealth management business and Florida franchise with $ 1.2B in AUM x and branches in the Florida panhandle Conservative assumptions driving financial model, including stress - testing growth, profitability, cost savings and no additional revenue assumptions Additional synergies available through United’s larger balance sheet and enhanced product capabilities Culturally consistent with United and many of its recent successful acquisition targets Summary Transaction Rationale 9 Source: S&P Global Market Intelligence

Appendix 10

Executive Management and Key Market Leaders 11 Source: S&P Global Market Intelligence David Lee Nast President, CEO & Director 41 years of banking experience J.E.P. Buchanan CCO & Senior Lender 30 years of banking experience Dabsey Maxwell CFO & COO 17 years of banking experience Stuart Bridges Director of Investment Services 30 years of banking experience Woody Woodfin Mortgage Division Manager 38 years of banking experience Brad Hayes Tuscaloosa Market President 17 years of banking experience Lee R. Hoekenschnieder Director & Huntsville Market President 40 years of banking experience Andy Mann Shoals Market President 25 years of banking experience 24 years of banking experience Sean Johnson Birmingham Market President Stuart Tubb Decatur Market President 15 years of banking experience Beth B. Richardson Madison Market President 18 years of banking experience Dewayne Youngblood Florida Market President 17 years of banking experience Mike Rogers Baldwin County Market President 28 years of banking experience Lane Redding South Walton & Bay County Market President 12 years of banking experience

Comprehensive Due Diligence & Loan Review Process

Leveraging Our Experience of Operational Review

45	~800	~17K
Data Room Participants	Data Room Files Reviewed	Data Room Pages Reviewed

- Leveraged knowledge and integration experience of our nine recent acquisitions since 2015 in document review
- Management and business-line led diligence sessions across all major operational areas
- Engagement of third party advisors and consultants
- Full documentation of key risks and financial assumptions

Growth & Markets	Cultural Compatibility	Credit Review	Wealth Management
Accounting & Finance	Compliance & Operations	Information Technology	Legal & Other Risks

Qualitative and Quantitative Approach to Credit

- Deep review of loan files with 14 individuals participating, including both internal and external (third party) reviewers
- $457M in total funded exposure reviewed, or 48% of commercial funded exposure.
  - Includes all loans rated special mention or substandard greater than $250,000
  - General coverage is down to loans in the amount of $2 million.
  - 483 in total loans reviewed
- Additional, third party, statistical review of findings utilized to analyze fair value marks and support qualitative review (separate third party from above)
- Review of CECL implications

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Recent Awards and Recognition

United Accolades

- Ranked **#1 in Customer Satisfaction** with Consumer Banking in the Southeast, 8 of the last 9 years (J.D. Power)
- Named one of the **Best Banks to Work For** (*American Banker*)
- **One of ten banks** to earn a **Gold Medal** in the 2021 J.P. Morgan Bank Olympics and earned the **2nd Highest Net Promoter Score** among all banks nationwide (*J.P. Morgan*)
- Named one of **America's Best Performing Banks** (*Forbes Magazine - 2022*)
- Top 10 **Best Banks In the World** (*Forbes Magazine - 2022*)
- **Top ranking** in overall customer satisfaction (*Greenwich Associates*)
- **Best In Class** in customer satisfaction (*Customer Service Profiles*)

Progress Accolades

- David Nast, President and CEO of Progress Bank, reappointed in 2022 to **Federal Reserve Bank of Atlanta Board**
- Two Progress Bankers named **Rising Stars in Banking** for role as emerging leaders in the 2021 Alabama banking industry (Business Alabama and the Alabama Bankers Association)
- Progress Bank CCO and CFO named **2021 Top Tigers** by Auburn University for the **fastest-growing companies** founded, owned or led by Auburn alumni
- Progress Bank Board of Directors named in **"25 Boards to Know"** (Business Alabama Magazine)
- Awarded **5-Star Superior Rating** for the 37th quarter, indicating Progress Bank is one of the strongest banks in the nation (BauerFinancial, Inc.)

Source: J.D. Power, American Banker, J.P. Morgan, Forbes Magazine, Greenwich Associates, Customer Service Profiles, Federal Reserve Bank of Atlanta, Business Alabama, Alabama Bankers Association, Auburn University Harbert College of Business, Bauer Financial, Inc.

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